UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

ASSET ENTITIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 10, 2023, Asset Entities Inc., a Nevada corporation (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Ternary Inc., a Florida corporation (“Ternary FL”), Ternary Developments Inc., a Delaware corporation (“Ternary DE”), OptionsSwing Inc., a Florida corporation (“OSI,” and together with Ternary FL and Ternary DE, individually, a “Seller,” and collectively, the “Sellers”), and Jason Lee, the principal shareholder of each Seller (the “Shareholder”). Under the Asset Purchase Agreement, the Company agreed to purchase all of the Sellers’ right, title, and interest in and to substantially all of the assets and properties owned by the Sellers and used in connection with their business of Discord development, social media, online community management, marketing, and business-to-business software-as-a-service that offers sales, service, marketing, and analytics for the payment of $100,000 in cash (the “Cash Consideration”), the issuance of 300,000 shares of Class B Common Stock, $0.0001 par value per share, of the Company (the “Stock Consideration”), and other good and valuable consideration as described herein.

Pursuant to the Asset Purchase Agreement, on November 10, 2023, the Company paid the Sellers $100,000, issued 177,000 shares of the Stock Consideration to the Shareholder, and 123,000 shares of the Stock Consideration in the aggregate to three other designated individuals, and the Sellers and the Shareholder delivered title to all of the assets of the Sellers. The Stock Consideration is subject to vesting conditions for the two-year period following the grant date, subject to immediate vesting upon a change of control of the Company or certain other events.

Pursuant to the Asset Purchase Agreement, the Company agreed to assume certain liabilities including accrued liabilities (other than taxes), customer deposits and accounts payable, the obligations, duties and liabilities with respect to the contracts used in conducting or relating to the business of the Sellers and other specified assets, in each case only to the extent arising from and after November 10, 2023. These assumed liabilities also exclude any obligations arising from the Sellers’ breach or default before November 10, 2023.

As required under the Asset Purchase Agreement, on November 10, 2023, the Company entered into employment agreements with the Shareholder and certain employees of the Sellers and an independent contractor agreement with one individual. Under the employment agreement with the Shareholder (the “Employment Agreement”), the Shareholder will be the Chief Technology Officer of the Company commencing November 15, 2023 for a two-year term unless terminated earlier by the Shareholder or by the Company for cause or by mutual agreement. The Shareholder will be paid a salary of $100,000 per year and be eligible for standard employee benefits. In connection with the Employment Agreement, the Shareholder entered into an Employee Confidential Information and Inventions Assignment Agreement, which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, and contains non-competition provisions that apply during the term of employment, employee/contractor non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment. The Asset Purchase Agreement provides that during the time of employment of the Shareholder and two years after, the Shareholder and the Sellers will be subject to non-competition and non-solicitation provisions. The Company will also provide standard indemnification and directors’ and officers’ insurance.

The Asset Purchase Agreement also contains mutual indemnification provisions with respect to breaches of representations and warranties as well as to certain third-party claims, and indemnification by the Company of the Sellers and the Shareholder with respect to certain damages with respect to the assumed liabilities and certain other liabilities asserted by a third party arising after November 10, 2023. In the case of indemnification provided with respect to breaches of certain non-fundamental representations and warranties, the indemnifying party will only become liable for indemnified losses to the extent that the amount exceeds an aggregate threshold of $25,000. However, this threshold limitation does not apply to claims by the Company for breaches by the Seller or the Stockholder of certain fundamental representations and warranties. In addition, the Company’s aggregate remedy with respect to any and all indemnifiable losses may in no event exceed the purchase price, consisting of the Cash Consideration and the Stock Consideration.

The Asset Purchase Agreement and the Employment Agreement are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and this description of the Asset Purchase Agreement and the Employment Agreement is qualified in its entirety by reference to such exhibits.

Item 7.01. Regulation FD Disclosure.

On November 15, 2023, the Company issued a press release announcing the signing of the Asset Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of the date of the press release and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Forward-looking statements include, but are not limited to, the Company’s expectations regarding its financial position and operating performance, its expectations regarding its business initiatives, the Company’s expectations about its operating performance, trends in its business, the effectiveness of its strategies, its market opportunity, and demand for its products and services in general. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement by and among Asset Entities Inc., Ternary Inc., Ternary Developments Inc., OptionsSwing Inc., and Jason Lee, dated as of November 10, 2023
10.2	Employment Agreement between Asset Entities Inc. and Jason Lee, dated as of November 10, 2023
99.1	Press Release dated November 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
Name: Arshia Sarkhani
Title: Chief Executive Officer and President

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